UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 13, 2009

                               ENDWAVE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)



            000-31635                                  95-4333817
      (Commission File No.)                (IRS Employer Identification No.)


                                130 Baytech Drive
                           San Jose, California 95134
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (408) 522-3100

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

          On February 13, 2009, Endwave Corporation executed a revised agreement extending the terms of its existing chip supply agreement with Northrop Grumman Space & Mission Systems Corp. The expiration date of the chip supply agreement has been extended three months to a new date of July 31, 2009.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Endwave Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                ENDWAVE CORPORATION

Dated: February 19, 2009        By:     /s/ BRETT W. WALLACE
                                        ---------------------------------
                                        Brett W. Wallace
                                Title:  Executive Vice President &
                                        Chief Financial Officer